As filed with the Securities and Exchange Commission on May 10, 2002 Registration No. 333-84082

                       SECURITIES AND EXCHANGE COMMISSION
                      United States, Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                     TO THE
                                    FORM SB-1
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                          FLORIDA SAVINGS BANCORP, INC.
                 (Name of small business issuer in its charter)

                 Florida                               6035                            65-0815375
        (State or jurisdiction of          (Primary Standard Industrial            (I.R.S. Employer
     incorporation or organization)         Classification Code Number)         Identification Number)

                          8181 Southwest 117/th/ Street
                            Pinecrest, Florida 33156
                                 (305) 235-1750
          (Address and telephone number of principal executive offices)

                                  Bernard Janis
                Chairman of the Board and Chief Executive Officer
                          8181 Southwest 117/th/ Street
                            Pinecrest, Florida 33156
                                 (305) 235-1750
            (Name, address and telephone number of agent for service)

                                   Copies to:



         Christina M. Gattuso, Esq.                  Nina S. Gordon, P.A.
       Muldoon Murphy & Faucette LLP                   Broad and Cassel
        5101 Wisconsin Avenue, N.W.                    7777 Glades Road
          Washington, D.C. 20016                           Suite 300
                                                    Boca Raton, Florida 33434

Approximate date of proposed sale to public: The offering of the debentures registered by this registration statement commenced May 6, 2002.

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act Registration Statement number of the earlier effective Registration Statement for the same offering. /__/

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act Registration Statement number of the earlier effective Registration Statement for the same offering. /__/

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act Registration Statement number of the earlier effective Registration Statement for the same offering. /__/

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. /__/

     Registration fee previously paid.


                                EXPLANATORY NOTE

     This Post-Effective Amendment No. 1 to the Registration Statement on Form SB-1 of the Florida Savings Bancorp, Inc. (No. 333-84082) (the "Registration Statement") is being filed to amend Exhibit 1.2 and 9.1 to the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS


Item 5 and 6. Index and Description of Exhibits.

Exhibits              Description
--------              -----------

1.1 Engagement between Florida Savings Bancorp, Inc. and Kendrick, Pierce Securities, Inc. *
1.2             Sales Agent Agreement
1.3             Selected Dealers' Agreement*
2.1             Articles of Incorporation of Florida Savings Bancorp, Inc. *
2.2             Bylaws of Florida Savings Bancorp, Inc. *
3.1             Form of Common Stock Certificate *
3.2             Form of Convertible Debenture *
4.1             Form of Debenture Order Form*
6.1             Employment Agreement between Florida Savings Bank and Robert L.
                Bonnet *
6.2             Employment Agreement between Florida Savings Bancorp and Robert
                L. Bonnet *
6.3 Amended and Restated Shopping Center Space Lease by and between Florida Savings Bank and Jack's Suniland Center, Ltd *
6.4 Amended and Restated Shopping Center Space Lease by and between Florida Savings Bancorp, Inc. and Jack's Suniland Center, Ltd *
9.1             Escrow Agreement
10.1 Consent of Muldoon Murphy & Faucette LLP (included in opinion filed as Exhibit 11.1) *
10.2            Consent of Hacker Johnson & Smith PA*
11.1            Opinion of Muldoon Murphy & Faucette LLP *
12.1            Form of Cover Letter *
12.2            Tombstone Advertisement *
15.1            Powers of Attorney (included as part of signature page)*

__________________________________
*       Previously Filed.

                                   SIGNATURES

         In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form SB-1 and authorized this registration statement to be signed on its behalf by the undersigned, in the City of Pinecrest, in the State of Florida, on May 10, 2002.

                                        FLORIDA SAVINGS BANCORP, INC.


                                        By: /s/ Bernard Janis
                                            ---------------------------------
                                            Bernard Janis
                                            Director and Chief Executive Officer

         In accordance with the requirements of the Securities Act of 1933, this registration statement was signed by the following persons in the capacities and on the date indicated.

Signature                               Title                             Date
---------                               -----                            ----
 /s/ Bernard Janis                      Chairman of the Board and
------------------------------          Chief Executive Officer        May 10, 2002
Bernard Janis


 /s/ Robert L. Bonnet                   Director, President and
------------------------------          Chief Operating Officer        May 10, 2002
Robert L. Bonnet


 /s/ David P. Stark                     Senior Vice President
------------------------------          and Chief Financial Officer    May 10, 2002
David P. Stark


                 *
______________________________          Director
Victor Falk

                 *
______________________________          Director
David Bianchi


                 *
______________________________          Director
Charles E. Cobb


                  *
______________________________          Director
Norman S. Edelcup


                  *
______________________________          Director
Robert Gallaher


                  *
______________________________          Director
Sandra Goldstein


                  *
______________________________          Director
Kimberly Green

               *
____________________________          Director
Jack Langer


               *
____________________________          Director
Judd Shoval


               *
____________________________          Director
Gary P. Simon

* Pursuant to the Power of Attorney included as part of the signature page to the Registration Statement on Form SB-1 for Florida Savings Bancorp, Inc. filed on March 8, 2002.

 /s/ Robert L. Bonnet                 Director, President and
----------------------------          Chief Operating Officer       May 10, 2002
Robert L. Bonnet

                                 EXHIBIT INDEX

Exhibit
Number               Description
------               -----------

1.1 Engagement between Florida Savings Bancorp, Inc. and Kendrick, Pierce Securities, Inc. *
1.2         Sales Agent Agreement
1.3         Selected Dealers' Agreement*
2.1         Articles of Incorporation of Florida Savings Bancorp, Inc. *
2.2         Bylaws of Florida Savings Bancorp, Inc. *
3.1         Form of Common Stock Certificate *
3.2         Form of Convertible Debenture *
4.1         Form of Debenture Order Form *
6.1         Employment Agreement between Florida Savings Bank and Robert L.
            Bonnet *
6.2         Employment Agreement between Florida Savings Bancorp and Robert L.
            Bonnet *
6.3 Amended and Restated Shopping Center Space Lease by and between Florida Savings Bank and Jack's Suniland Center, Ltd *
6.4 Amended and Restated Shopping Center Space Lease by and between Florida Savings Bancorp, Inc. and Jack's Suniland Center, Ltd *
9.1         Escrow Agreement
10.1 Consent of Muldoon Murphy & Faucette LLP (included in opinion filed as Exhibit 11.1) *
10.2        Consent of Hacker Johnson & Smith PA *
11.1        Opinion of Muldoon Murphy & Faucette LLP *
12.1        Form of Cover Letter *
12.2        Tombstone Advertisement *
15.1        Powers of Attorney (included as part of signature page)*

_________________________________
*      Previously Filed.